UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2006

The New York Times Company

(Exact name of Registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

229 West 43rd Street, New York New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On December 14, 2006, The New York Times Company (the “Company”) announced that James M. Follo has been appointed senior vice president and chief financial officer of the Company, effective January 8, 2007.  Mr. Follo will succeed Leonard P. Forman as the Company’s principal financial officer.  Mr. Forman, the Company’s executive vice president and chief financial officer, is retiring effective at the end of this year; however, to assist in an orderly transition, he will provide consulting services to the Company for a three-month period beginning January 1, 2007.  Pursuant to the terms of a consulting agreement between the Company and Mr. Forman, Mr. Forman will receive a consulting fee of $76,625.  A copy of the consulting agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with Mr. Follo’s appointment, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved compensation arrangements for him for 2007 that are comparable in structure to the compensation of other executive officers of the Company.  Mr. Follo will be entitled to a base salary of $480,000 and a target annual bonus of 55% of his base salary.  The actual amount of the bonus, which will range from 0 to 200% of the target, will depend upon the achievement of pre-set Company-wide and individual annual performance objectives.

Mr. Follo will participate in the Company’s long-term incentive program under the Company’s 1991 Executive Stock Incentive Plan (the “Plan”) for the three-year period 2007-2009.  The Committee specified a target of $250,000 for Mr. Follo.  In addition, the Committee specified a target of $370,000 for the pro rata portion of five-year long-term performance cycles ending in 2009 and 2010, which are subject to terms established by the Committee at the time such performance cycles were first established.  The amount of any payout to Mr. Follo at the end of the cycles, which will range from 0% to 175% of the target (pro rated in the case of cycles ending in 2009 and 2010), will depend upon the achievement of pre-set long-term performance goals.

Mr. Follo will be granted, on the first day after his commencement of employment that executives of the Company are permitted to publicly trade in Company securities pursuant to the Company’s trading window period policy (the “Grant Date”), 54,000 non-qualified stock options under the Plan.  The stock options will have a term of 10 years and become exercisable in four equal installments on each of the first four anniversaries of the Grant Date.  Pursuant to the Plan, the option exercise price of all such stock options will be the fair market value, defined as the arithmetic mean of the highest and lowest sales prices as reported by the New York Stock Exchange, of the Company’s Class A Common Stock on the Grant Date.

Mr. Follo will also receive on the Grant Date 5,500 restricted stock units under the Plan.  The units will vest 100% on the fifth anniversary of the Grant Date, upon which date shares of the Company’s Class A common stock equal to the number of units will be delivered to Mr. Follo free and clear of restriction. The terms of the restricted stock units, which are applicable to all executives, are described on Exhibit 99.2, which is incorporated by reference herein.

Mr. Follo will participate in the Company’s pension plan and in a supplemental executive retirement plan.

Mr. Follo, 47, served as chief financial and administrative officer of Martha Stewart Living Omnimedia, Inc. from 2001 through 2006, and as senior vice president, finance and controller from 1998 to 2001.  From 1994 to 1998, he was with General Media International, Inc., a diversified publishing company, most recently as executive vice president, chief financial officer and treasurer.  Before that, Mr. Follo, who is a certified public accountant, was with Grant Thornton, an independent public accounting firm, from 1984 to 1994, leaving as a senior audit manager.

Additional Executive Changes

The Company also announced the following changes in executive positions.

Stuart P. Stoller, 51, has been appointed senior vice president, process engineering of the Company, effective January 8, 2007. Mr. Stoller, who joined the Company as vice president and corporate controller in 1996, was named vice president, process engineering and corporate controller in 2005. As corporate controller, Mr. Stoller was the principal accounting officer of the Company. Effective January 8, 2007, R. Anthony Benten will succeed Mr. Stoller as corporate controller and principal accounting officer and will step down as treasurer of the Company. Mr. Benten will remain vice president of the Company.

Mr. Benten, 43, has served as vice president and treasurer of the Company since 2003 and 2001, respectively, and as assistant treasurer of the Company from 1997 to 2001.  Mr. Benten has been employed by the Company since 1989.

The Company also announced on December 14, 2006, that, effective January 8, 2007, James C. Lessersohn, 51, has been promoted to senior vice president, corporate development, and George A. Barrios, 41, has been promoted to vice president and treasurer.

Mr. Lessersohn has been with the Company since 1987 and has served as vice president, finance and corporate development (since 2001) and vice president and treasurer (1999 to 2001).  Mr. Barrios has been with the Company since 2002, having served as chief financial officer of the Company’s New England Media Group.

A copy of the Company’s press release announcing certain events described above is attached as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Consulting Agreement between The New York Times Company and Leonard P. Forman effective as of January 1, 2007

Exhibit 99.2	The New York Times Company — Terms of 2006 Restricted Stock Unit Awards Pursuant to the 1991 Executive Stock Incentive Plan

Exhibit 99.3	The New York Times Company Press Release dated December 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: December 15, 2006	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary & Corporate Governance Officer

Exhibit List

Exhibit 99.1	Consulting Agreement between The New York Times Company and Leonard P. Forman effective as of January 1, 2007

Exhibit 99.2	The New York Times Company — Terms of 2006 Restricted Stock Unit Awards Pursuant to the 1991 Executive Stock Incentive Plan

Exhibit 99.3	The New York Times Company Press Release dated December 14, 2006